GMAC RFC (graphic omitted)


--------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                    $500,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS3

                           RASC SERIES 2003-KS3 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

   Any transactions in the certificates will be effected through Residential Funding Securities Corporation


             GMAC RFC Securities [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                 APRIL 14, 2003





GMAC RFC SECURITIES
--------------------------------------------------------------------------------
This Information was prepared by Bank of America Securities LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
       The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

       The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

       Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

       In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

       Finally,   RFSC  has  not  addressed  the  legal,   accounting   and  tax
       implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


                                 Certifications

                                                                    Expected
                                                        Expected   Principal       Final         Expected
                      Expected                          WAL          Window        Scheduled       Ratings
              Loan    Approximate  Interest  Principal    (yrs)       (mos)       Distribution     (Moody's /
  Class(2)    Group   Size (1)      Type      Type      CALL/MAT    CALL/MAT       Date (6)         Fitch)
------------- ------ ------------ -------- ------------ --------- ------------- ---------------- -------------
A-I(3)(4)(5)   I     228,750,000  Floating  Pass-Thru                                              Aaa/AAA
------------- ------ ------------ -------- ------------ --------- ------------- ---------------- -------------
A-II(3)(4)  II       228,750,000  Floating  Pass-Thru  2.30/2.48  1-67/1-147         5/25/33       Aaa/AAA
------------- ------ ------------ -------- ------------ --------- ------------- ---------------- -------------
------------- ------ ------------ -------- ------------ --------- ------------- ---------------- -------------
              I &
M-1(3)(4)(7)   II    22,500,000   Floating     MEZ      4.07/4.35 38-67/38-102      5/25/33        Aa2/AA+
------------- ------ ------------ -------- ------------ --------- ------------- ---------------- -------------
M-2(3)(4)(7)  I &    16,250,000   Floating     MEZ      3.94/4.02 37-67/37-83       5/25/33          A2/A
               II
------------- ------ ------------ -------- ------------ --------- ------------- ---------------- -------------
              I &
M-3(3)(4)(7)   II    3,750,000    Floating     MEZ      3.22/3.22 37-48/37-48       5/25/33       Baa1/BBB+
------------- ------ ------------ -------- ------------ --------- ------------- ---------------- -------------

 STRUCTURE:
(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%. (2) The Offered Certificates will be priced to the Optional Termination Date and the Pricing Speed. (3) The applicable margin for the Class A Certificates will double and the applicable margin for the
      Class M Certificates will increase by a multiple of 1.5x on the second Distribution Date after the Optional Termination Date.
(4) The Offered Certificates may be subject to the applicable Net WAC Cap. (5) The Class A-I is not available due to reverse inquiry.
(6) The Final Scheduled Distribution Date is the Distribution Date occurring in the month following the last scheduled monthly payment on any mortgage loan.

(7) The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.



                                 Pricing Speed

-------------------------------------------------------------------------------


LOAN GROUP I & II

     100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

-------------------------------------------------------------------------------
                                    Contacts
-------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE            Tel:  (704) 388-1597
                                      Fax: (704) 335-5904
Chris Hentemann                       chris.c.hentemann@bankofamerica.com
Rob Karr                              robert.h.karr@bankofamerica.com
Jeff Willoughby                       jeff.t.willoughby@bankofamerica.com

GLOBAL STRUCTURED FINANCE             Fax:  (704) 388-9668
Dan Stercay                 (704)     daniel.j.stercay@bankofamerica.com
388-8686
Jeff Hare                             jeff.hare@bankofamerica.com
(704) 388-6840
Vikas Garg                   (704)    vikas.garg@bankofamerica.com
388-3681
Niki Hogue                   (704)    nikole.hogue@bankofamerica.com
387-1853
Casey Neilson                (704)      casey.neilson@bankofamerica.com
388-4788
Florin Nedelciuc              (704)  florin.nedelciuc@bankofamerica.com
388-4931
------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
---------------------------- ---------------------------------------------------

TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2003-KS3

OFFERED CERTIFICATES:  Class A-I Certificates and Class A-II  Certificates  (the
     "Class A Certificates").


                             Class M-1 Certificates,  Class M-2 Certificates and
                             Class    M-3    Certificates    (the    "Class    M
                             Certificates").


                             Class A Certificates and the Class M Certificates are referred herein as the "Offered Certificates".

MASTER SERVICER:             Residential Funding Corporation

SUBSERVICER:                 The   primary   servicing   will  be   provided  by
                             HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately [90.72]% of the Mortgage
                             Loans in Loan Group I and  [87.71]% of the Mortgage
                             Loans in Loan Group II.

TRUSTEE:                     JPMorgan Chase Bank

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

LEAD MANAGER:                Banc of America Securities LLC

CO-MANAGER:                  Residential Funding Securities Corporation

MORTGAGE INSURANCE
PROVIDER:                    Mortgage Guaranty Insurance Corporation ("MGIC")

STATISTICAL CUT-OFF DATE     March 1, 2003

                             CUT-OFF DATE: April 1, 2003

CLOSING DATE:                On or about April 29, 2003
---------------------------- ---------------------------------------------------

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)

DISTRIBUTION                 DATES:  Distribution  of principal  and interest on
                             the Offered Certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in May 2003.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and the Class M-3 Certificates will be offered in minimum denominations of [$250,000] and integral multiples of $1 in excess thereof.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY: The Offered Certificates MAY BE eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEA ELIGIBILITY: NONE of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

EXPENSE FEE RATE:  With  respect to any  Mortgage  Loan,  the  expense  fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium for the MI Policy provided by MGIC for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

MORTGAGE LOANS: The mortgage pool will consist of Mortgage Loans that will be divided into two groups, Loan Group I and Loan Group II. Loan Group I will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group I.

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy, (the "MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50% for both Loan Group I and Loan Group II. As of the Cut-off Date, approximately [67.26%] of Loan Group I and approximately [64.27%] of Loan Group II will be covered by the MI Policy issued by MGIC. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

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                          SUMMARY OF TERMS (CONTINUED)

NET WAC CAP: The pass-through rates of the Offered Certificates with respect to each Distribution Date will be a per annum rate equal to the lesser of (x) one-month LIBOR plus the applicable margin and (y) the product of (i) weighted average of the mortgage rates (net of the Expense Fee Rate) on the Mortgage Loans as of their respective due dates immediately preceding the related due period and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period. The rate cap described in clause (y) above is referred to as the Net WAC Cap.

BASISRISK SHORTFALL:  If on any Distribution  Date the pass-through  rate on any class of Offered Certificates is limited to the Net WAC Cap, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the Maximum Lifetime Rate Cap over the Net WAC Cap. The Maximum Lifetime Rate Cap will equal the weighted average of the maximum mortgage rates (net of the
     Expense Fee Rate) on the Mortgage Loans as of the due date immediately preceding the related due period. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Yield Maintenance
     Agreement and will be paid as described under Excess Cashflow Distributions. No such carryforward will be paid to any class of Offered Certificates once such class' certificate principal balance has been reduced to zero.

BASISRISK  SHORTFALL   CARRY-FORWARD   AMOUNT:  With  respect  to  each  Offered
     Certificate and any Distribution Date, an amount equal to any unpaid Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate.

COUPON STEP UP: If the Master Servicer does not purchase the remaining  Mortgage
     Loans on the Optional Termination Date, the applicable margin on the Class A Certificates will double and the applicable margin for the Class M Certificates will increase to 1.5x the original margin on the second Distribution Date following the Optional Termination Date.

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                               CREDIT ENHANCEMENT


CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

                             (1) Excess Cashflow; (2) Overcollateralization; and
                             (3) Subordination.

EXPECTED CREDIT SUPPORT
PERCENTAGE:
                                   Initial Credit
                Class                 Support *          After Stepdown Support
                  A                    [8.50%]                  [18.00%]
                 M-1                   [4.00%]                   [9.00%]
                 M-2                   [0.75%]                   [2.50%]
                 M-3                   [0.00%]                   [1.00%]

                             *For any class of Offered Certificate, the Initial Credit Support is the sum of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance as of the Cut-Off Date. The Initial Credit Support is not inclusive of the OC Target.

SUBORDINATION PERCENTAGE:

                  Class                        Subordination Percentage
                    A                                  [82.00]%
                   M-1                                 [91.00]%
                   M-2                                 [97.50]%
                   M-3                                 [99.00]%


EXCESS CASHFLOW: For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Offered Certificates and (y) the principal remittance amount and (b) any overcollateralization reduction amounts.

     Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

OVERCOLLATERALIZATION AMOUNT: The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the Mortgage Loans, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on the Mortgage Loans to the payment of principal on the Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the Mortgage Loans, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the Mortgage Loans over the principal balance of the Offered Certificates is created. Excess interest on the Mortgage Loans will be directed to build the OC until the required OC Target is reached. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied on the seventh Distribution Date (November 2003).

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OVERCOLLATERALIZATION  TARGET AMOUNT:  The  Overcollateralization  Target Amount
     ("OC Target") will be equal to zero for the first six Distribution Dates. On any Distribution Date thereafter the OC Target will be equal to the OC Floor.


OVERCOLLATERALIZATION FLOOR: An amount equal to the product of (x) 0.50% and (y) the aggregate initial principal balance of the Mortgage Loans.


STEPDOWN DATE: The later to occur of (x) the  Distribution  Date in May 2006 and
     (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [18.00]%.

SENIOR ENHANCEMENT PERCENTAGE: For any Distribution Date, the Senior Enhancement
     Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate principal balance of the Class M Certificates and (y) the overcollateralization amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in that loan group as of the end of the preceding due period.

TRIGGER EVENT: A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if (i) the product of (x) [1.10] and (y) the Sixty-Plus Delinquency Percentage, equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) if during such period the Cumulative Realized Loss Percentage exceeds the values defined below:


                DISTRIBUTION DATES
              May 2006 - April 2007                           [2.00]%
              May 2007 - April 2008                           [3.00]%
              May 2008 - April 2009                           [3.75]%
               May 2009 and after                             [4.25]%

GROUPI INTEREST REMITTANCE AMOUNT: The Group I Interest Remittance Amount with respect to any Distribution Date is that portion of the available amount (after payments in respect of the Expense Fee Rate) for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

GROUPII INTEREST REMITTANCE AMOUNT: The Group II Interest Remittance Amount with respect to any Distribution Date is that portion of the available amount (after payments in respect of the Expense Fee Rate ) for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

SIXTY-PLUS DELINQUENCY  PERCENTAGE:  With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including mortgaged loans in foreclosure and REO, and denominator of which is the aggregate principal balance of all of the Mortgage Loans immediately preceding the relevant Distribution Date.

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------
 YIELD MAINTENANCE AGREEMENT:
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [Bank of America N.A.] (the "Counterparty") for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in June 2003. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 7.25%. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2005.

                      YIELD MAINTENANCE AGREEMENT SCHEDULE

DISTRIBUTION DATE      NOTIONAL           STRIKE        DISTRIBUTION       NOTIONAL           STRIKE
                                                            DATE
       5/03               N/A              N/A              4/04          406,900,000         5.9650
       6/03           496,900,000         5.9650            5/04          394,700,000         6.1640
       7/03           492,600,000         6.1630            6/04          382,900,000         5.9650
       8/03           487,200,000         5.9650            7/04          371,400,000         6.1640
       9/03           480,700,000         5.9650            8/04          360,200,000         5.9650
      10/03           473,100,000         6.1640            9/04          349,400,000         5.9650
      11/03           464,400,000         5.9650            10/04         338,900,000         6.1640
      12/03           454,700,000         6.1640            11/04         328,700,000         5.9650
       1/04           443,900,000         5.9650            12/04         318,800,000         6.1640
       2/04           432,200,000         5.9650            1/05          309,200,000         5.9650
       3/04           419,500,000         6.3760            2/05          293,600,000         5.9660
------------------- ---------------- ----------------- ---------------- ---------------- -----------------

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                              INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
------------------------ -------------------------------------------------------
INTEREST DISTRIBUTIONS:

                    I.   On  each  Distribution   Date,  the  Group  I  Interest
                         Remittance Amount will be distributed in the following order of priority:

                         (i) to the holders of the Class A-I Certificates, current interest for such Distribution Date;
                         (ii) to the holders of the Class A-I Certificates, accrued but unpaid interest from prior Distribution Dates
                         (iii) to the holders of the Class A-II Certificates, the remaining current interest and remaining accrued but unpaid interest from prior Distribution Dates, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.
                         II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed in the following order of priority:
                         (i) to the holders of the Class A-II Certificates, current interest for such Distribution Date;
                         (ii) to the holders of the Class A-II Certificates, accrued but unpaid interest from prior Distribution Dates;
                         (iii) to the holders of the Class A-I Certificates, the remaining current interest and remaining accrued but unpaid interest from prior Distribution Dates, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.
                         III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements and transfers in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount remaining undistributed for such Distribution Date:
                         (i) to the holders of the Class M-1 Certificates, current interest for such class for such Distribution Date;
                         (ii) to the holders of the Class M-2 Certificates, current interest for such class for such Distribution Date;
                         (iii) to the holders of the Class M-3 Certificates, current interest for such class for such Distribution Date;
                         (iv) any remainder as described under "Excess Cashflow Distribution".

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTION
---------------------------------- ---------------------------------------------

                    PRINCIPAL  DISTRIBUTIONS:  For each  Distribution  Date, the
                         Principal Distribution Amount will be distributed as follows:

                                   (i) The Class A Principal Distribution Amount, to the Class A Certificates, allocated as described below, until the aggregate principal balance of the Class A Certificates is reduced to zero;

                                   (ii) The  Class  M-1  Principal  Distribution
                                        Amount, to the Class M-1 Certificates, allocated as described below, until the aggregate principal balance of the Class M-1 Certificates is reduced to zero;

                                   (iii)The  Class  M-2  Principal  Distribution
                                        Amount, to the Class M-2 Certificates, allocated as described below, until the aggregate principal balance of the Class M-2 Certificates is reduced to zero;

                                   (iv) The  Class  M-3  Principal  Distribution
                                        Amount, to the Class M-3 Certificates, allocated as described below, until the aggregate principal balance of the Class M-3 Certificates is reduced to zero.

                    CLASSA  PRINCIPAL  DISTRIBUTIONS:   The  Class  A  Principal
                         Distribution Amount will be distributed to the Class A Certificates as follows:

                                   (i) The Class A-I Principal Distribution Amount will be paid to the Class A-I Certificates until the principal balance of the Class A-I Certificates has been reduced to zero and then to the Class A-II Certificates until the principal balance of the Class A-II Certificates has been reduced to zero.

                                   (ii) The Class  A-II  Principal  Distribution
                                        Amount  will be paid to the  Class  A-II
                                        Certificates until the principal balance of the Class A-II Certificates has been reduced to zero and then to the Class A-I Certificates until the principal balance of the Class A-I Certificates has been reduced to zero.

-------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
---------------------------------- --------------------------------------------

                    EXCESS CASHFLOW DISTRIBUTIONS: On any Distribution Date, the
                         Excess Cashflow will be allocated in the following order of priority:

                                   (i) To pay the holders of the Offered Certificates the principal portion of realized losses (in the amounts and the order of priority as described above under "Principal Distribution"), other than a portion of Excess Losses, incurred on the Mortgage Loans for the preceding calendar month;

                                   (ii) Commencing on the  Distribution  Date in
                                        November 2003, to pay the holders of the
                                        Offered   Certificates   in  respect  of
                                        principal (in the amounts and the order of priority as described above under "Principal Distribution"), until the OC Target has been achieved;

                                   (iii)To  pay to the  holders  of the  Offered
                                        Certificates,  pro-rata based on accrued
                                        certificate   interest   otherwise   due
                                        thereon,  the  amount of any  prepayment
                                        interest  shortfalls  allocated thereto,
                                        to   the   extent    not    covered   by
                                        Compensating     Interest     on    that
                                        Distribution Date;

                                   (iv) To  pay to the  holders  of the  Offered
                                        Certificates,  pro-rata  based on unpaid
                                        prepayment      interest      shortfalls
                                        previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon; and

                                   (v) To pay to the holders of the Class A Certificates, pro-rata, and then to the Class M Certificates, in order of priority, the amount of any Basis Risk Shortfall Carry-Forward Amounts.


---------------------------------- ---------------------------------------------

-------------------------------------------------------------------------------
                                   DEFINITIONS
-------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;
     (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

PRINCIPAL  DISTRIBUTION  AMOUNT:  For any Distribution  Date, the sum of (a) the
     Principal Remittance Amount and (b) the Excess Cashflow to the extent distributable as principal to cover losses on the Mortgage Loans and to reach the OC Target.

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)  the Principal Distribution Amount for that Distribution Date; and

(ii) the excess, if any, of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over
     (b) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans minus the OC Floor.

CLASSA-I PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution  Date, the Class A
     Principal Distribution Amount multiplied by, a fraction, the numerator of which is the Principal Remittance Amount with respect to Loan Group I for such Distribution Date plus realized losses with respect to Loan Group I for such Distribution Date to the extent fully covered by Excess Cashflow, and the denominator of which is the Principal Remittance Amount with respect to all of the Mortgage Loans for such Distribution Date plus realized losses with respect to all of the Mortgage Loans for such Distribution Date to the extent fully covered by Excess Cashflow.

CLASSA-II PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class A
     Principal Distribution Amount multiplied by, a fraction the numerator of which is the Principal Remittance Amount with respect to Loan Group II for such Distribution Date plus realized losses with respect to Loan Group II for such Distribution Date to the extent fully covered by Excess Cashflow, and the denominator of which is the Principal Remittance Amount with respect to all of the Mortgage Loans for such Distribution Date plus realized losses with respect to all of the Mortgage Loans for such Distribution Date to the extent fully covered by Excess Cashflow.

--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)


CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)  the  Principal   Distribution  Amount  for  that  Distribution  Date  after distribution of the Class A Principal Distribution Amount; and

(ii) the excess, if any of (A) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

CLASSM-2 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)  the  Principal   Distribution  Amount  for  that  Distribution  Date  after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

(ii) the excess, if any of (A) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

     ---------------------------------------------------------------------------

DEFINITIONS (CONTINUED) CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)  the  Principal   Distribution  Amount  for  that  Distribution  Date  after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amount; and

(ii) the excess, if any of (A) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that distributions date minus the OC Floor.

EXCESS FRAUD  LOSSES:  Fraud  losses  on the  Mortgage  Loans in  excess  of the applicable Fraud
                                   Loss Amount.

     Initially the Fraud Loss Amount will be [$15,000,000]. As of any determination date, the Fraud Loss Amount shall equal: Prior to the first anniversary of the Cut-Off Date, an amount equal to [3.00]% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date minus the aggregate amounts allocated through subordination with respect to Fraud Losses up to such date of determination;


     From the first to second anniversary of the Cut-Off Date, an amount equal to (A) the lesser of (x) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (y) [2.00]% of the aggregate principal balance of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses since the most recent anniversary of the Cut-Off Date up to such date of determination; and

     From the second anniversary of the Cut-Off Date and each anniversary thereafter, an amount equal to (A) the lesser of (x) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (y) [1.00]% of the aggregate principal balance of the Mortgage Loansas of the most recent anniversary of the Cut-Off Date minus (B) the aggregate amount allocated through subordination with respect to Fraud Losses since the most recent anniversary of the Cut-Off Date up to such date of determination.

--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)

EXCESS SPECIAL HAZARD LOSSES: Special hazard losses on the Mortgage Loans in excess of the applicable Special Hazard Amount.


     The initial Special Hazard Amount will be [$5,000,000]. As of any date of determination, the Special Hazard Amount shall equal the initial Special Hazard Amount, in each case less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses and (B) the adjustment amount (as described in the pooling and servicing agreement).

EXTRAORDINARY LOSSES: Realized losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.

EXCESS  LOSSES:   Excess  Fraud  Losses,   Excess   Special  Hazard  Losses  and
     Extraordinary Losses, collectively.

ALLOCATION OF LOSSES: Any realized losses, that are not Excess Losses, will be allocated in the following order of priority:

     (i)  To Excess Cashflow for the related Distribution Date;

      (ii) To  the   overcollateralization,   until
           reduced to zero;

      (iii)To the Class M-3 Certificates, until reduced to zero;

      (iv) To the Class M-2 Certificates, until reduced to zero;

      (v) To the Class M-1 Certificates, until reduced to zero; and

      (vi) With  respect  to such  realized  losses
           from  Loan  Group  I, to the  Class  A-I
           Certificates    and   the   Class   A-II
           Certificates,  in that  order,  and with
           respect  to such  realized  losses  from
           Loan   Group  II,  to  the  Class   A-II
           Certificates    and   the    Class   A-I
           Certificates, in that order.


PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.



----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                             GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $242,829,939.33
Number of Loans                                                       1,992
Average Cut-Off Date Principal Balance                          $121,902.58      $15,725.00   $369,600.00
(1) (2) Original Loan-to-Value Ratio                                 81.53%          12.00%       100.00%
(1) Mortgage Rate                                                    7.904%          5.400%       12.450%
(1) Net Mortgage Rate                                                6.163%          3.245%       11.870%
(1) Note Margin                                                      7.566%          2.750%       13.550%
(1) Maximum Mortgage Rate                                           14.353%         11.400%       23.000%
(1) Minimum Mortgage Rate                                            7.928%          2.750%       13.550%
(1) Term to Next Rate Adjustment Rate (months)                           26               3            38
(1) Remaining Term to Maturity (months)                                 359             171           360
(1) (2) Credit Score                                                    611             454           795
----------------------------------------------------------------------------------------------------------
(1)  Weighted  Average  reflected  in Total.  (2) 99.65% of the Group I Mortgage
Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         83.71%
                                              Planned Unit Development (detached)             6.09%
                                              Two- to four- family units                      4.23%
                                              Condo Low-Rise (less than 5                     3.11%
                                    stories)
                                              Planned Unit Development (attached)             1.75%
                                              Townhouse                                       0.64%
                                              Manufactured Home                               0.40%

         Occupancy Status                     Primary Residence                              92.80%
                                              Non Owner-occupied                              6.45%
                                              Second/Vacation                                 0.75%

         Geographic Distribution              California                                     15.60%
                                              Michigan                                        8.13%
                                              Florida                                         6.96%
                                              Illinois                                        6.09%
                                              Texas                                           6.03%
         Number of States (including DC)      47
         Largest Zip Code Concentration       80239                                           0.38%
         Loans with BPMI/LPMI Mortgage                                                       67.59%
Insurance
         Loans with Prepayment Penalties                                                     83.61%


----------------------------------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                    12              $     1,236,314                     0.51%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                      30                    2,540,111                    1.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                      81                    8,473,068                    3.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                     183                   19,800,731                    8.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                     271                   31,392,695                   12.93
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                     282                   33,948,800                   13.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                     381                   46,921,749                   19.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                     275                   35,154,672                   14.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                     214                   28,742,291                   11.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                     107                   15,042,923                    6.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                      74                   10,246,307                    4.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                      32                    4,041,152                    1.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                      16                    1,836,133                    0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                       8                    1,108,376                    0.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                 13                    1,493,736                    0.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                 1,979              $   241,979,056                    99.65%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                               13                     $850,883                    0.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
           PRINCIPAL BALANCES                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $0 - $100,000                      867              $    60,240,029                    24.81%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                           883                  122,033,576                   50.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                           224                   54,852,727                   22.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                            18                    5,703,608                    2.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
           NET MORTGAGE RATES                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                               4               $      704,403                     0.29%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                              36                    6,431,880                    2.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                             106                   17,366,958                    7.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                             183                   26,068,497                   10.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                             274                   36,542,937                   15.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                             295                   37,225,559                   15.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                             268                   31,647,202                   13.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                             230                   25,085,675                   10.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                             180                   19,965,831                    8.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                             134                   14,430,091                    5.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                             127                   14,028,277                    5.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              77                    7,355,786                    3.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              47                    3,815,050                    1.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              19                    1,466,052                    0.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                               6                      358,441                    0.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               4                      235,184                    0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               1                       38,139                    0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                               1                       63,980                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================





MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
             MORTGAGE RATES                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                               1               $      124,661                     0.05%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              22                    3,639,672                    1.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              61                   11,014,860                    4.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                             220                   33,257,650                   13.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                             233                   30,838,489                   12.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                             431                   55,728,494                   22.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                             330                   38,492,732                   15.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                             365                   40,141,130                   16.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                             176                   16,880,800                    6.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                             101                    8,793,781                    3.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                              27                    2,307,123                    0.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                              16                    1,042,196                    0.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               5                      359,479                    0.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                               3                      144,894                    0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                               1                       63,980                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
          LOAN-TO-VALUE RATIOS                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                               45              $     3,115,151                     1.28%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                24                    2,817,134                    1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                35                    3,982,703                    1.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                44                    4,781,214                    1.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                88                   10,396,946                    4.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                               137                   15,651,198                    6.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                               694                   89,394,876                   36.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                               359                   43,393,715                   17.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                               437                   53,084,516                   21.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                               128                   16,055,577                    6.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 95.01% - 100.00%                                1                      156,910                    0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================




GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                OF MORTGAGE THE STATISTICAL OUTSTANDING AS OF THE
           STATE OR TERRITORY                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                    198              $    37,876,948                    15.60%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                      184                   19,740,088                    8.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                       150                   16,908,182                    6.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Illinois                                      108                   14,799,579                    6.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                         135                   14,647,641                    6.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Minnesota                                      97                   13,116,446                    5.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Wisconsin                                      98                   10,006,115                    4.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Arizona                                        63                    8,068,573                    3.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Tennessee                                      75                    7,340,763                    3.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                     884                  100,325,604                   41.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
concentrations individually.


MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
              LOAN PURPOSE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                      831              $    99,922,447                    41.15%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                           103                   11,540,029                    4.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Equity Refinance                            1,058                  131,367,464                   54.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================




MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           DOCUMENTATION TYPE                NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                          1,639             $    193,868,913                    79.84%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                         353                   48,961,026                   20.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                           1,813             $    225,356,835                    92.80%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                            166                   15,650,619                    6.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                13                    1,822,486                    0.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                      1,680             $    203,283,390                    83.71%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)          102                   14,780,683                    6.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     83                   10,279,533                    4.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           63                    7,544,196                    3.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)           31                    4,253,185                    1.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                      17                    1,547,670                    0.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                              14                      980,167                    0.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                 1                       97,556                    0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Leasehold                                       1                       63,561                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                            760              $    96,487,076                    39.73%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                            565                   70,799,498                   29.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                            359                   44,864,563                   18.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                             207                   21,387,412                    8.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              76                    7,162,836                    2.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                             25                    2,128,554                    0.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================


PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                          313              $    39,792,466                    16.39%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      79                   11,404,405                    4.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                     942                  121,730,787                   50.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                     657                   69,717,324                   28.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other(1)                                        1                      184,958                    0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================

(1)   Not 0, 12, 24, or 36 months and not more than 36 months.




NOTE MARGINS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
              NOTE MARGINS                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   2.500% - 2.999%                               1               $      288,649                     0.12%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                               3                      453,490                    0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                              18                    2,851,438                    1.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              42                    6,754,226                    2.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              48                    6,688,199                    2.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              95                   12,687,377                    5.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                             395                   58,661,724                   24.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                             245                   28,359,225                   11.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                             342                   41,486,637                   17.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                             322                   36,159,116                   14.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                             239                   25,097,489                   10.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                             133                   13,029,988                    5.37
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              60                    6,165,744                    2.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                              27                    2,582,439                    1.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                              15                    1,058,895                    0.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               3                      226,124                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                               3                      215,200                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                               1                       63,980                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS


----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
         MAXIMUM MORTGAGE RATES               LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                              10              $     1,397,669                     0.58%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                             157                   24,851,977                   10.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                             532                   71,972,940                   29.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                             685                   82,810,005                   34.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                             440                   45,343,679                   18.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                             139                   14,073,498                    5.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                              23                    1,763,243                    0.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                               3                      138,017                    0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 19.000% - 19.999%                               1                       63,980                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 20.000% - 20.999%                               1                      201,175                    0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 23.000% - 23.999%                               1                      213,755                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================



MINIMUM MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
         MINIMUM MORTGAGE RATES               LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   2.000% - 2.999%                               1               $      288,649                     0.12%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.999%                               5                      554,985                    0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.999%                              26                    3,515,421                    1.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.999%                             287                   44,707,883                   18.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                             626                   81,632,561                   33.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.999%                             691                   78,346,574                   32.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.999%                             290                   28,465,693                   11.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                              54                    4,539,547                    1.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                              11                      714,647                    0.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                               1                       63,980                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           NEXT INTEREST RATE                NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2003                                       1               $       83,134                     0.03%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2003                                       1                      217,687                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2003                                  1                      306,226                    0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2003                                    1                       54,387                    0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2003                                   1                      103,086                    0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2004                                   1                      217,885                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2004                                      1                      156,350                    0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2004                                      1                      152,676                    0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 May 2004                                        1                      111,080                    0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2004                                       2                      286,662                    0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2004                                    4                      599,300                    0.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2004                                  11                    1,250,746                    0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2004                                  21                    2,396,062                    0.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2005                                   68                    9,888,233                    4.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2005                                 404                   54,779,953                   22.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2005                                    865                  104,360,101                   42.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2005                                    136                   16,168,006                    6.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 May 2005                                        1                      100,633                    0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2005                                       2                      229,605                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2005                                     1                      201,175                    0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2005                                  4                      346,324                    0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2005                                   7                      628,042                    0.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2005                                   9                    1,361,863                    0.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2006                                   18                    2,398,146                    0.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2006                                  61                    6,127,059                    2.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2006                                    302                   32,909,331                   13.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2006                                     65                    7,155,487                    2.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 May 2006                                        2                      240,700                    0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      1,992              $   242,829,939                   100.00%
==========================================================================================================


----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                             GROUP II MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $242,829,905.24
Number of Loans                                                       1,839
Average Cut-Off Date Principal Balance                          $132,044.54      $22,200.00   $579,478.50
(1) Original Loan-to-Value Ratio                                     81.52%          16.00%        95.00%
(1) Mortgage Rate                                                    7.849%          5.500%       12.000%
(1) Net Mortgage Rate                                                6.163%          3.385%       11.420%
(1) Note Margin                                                      7.522%          3.000%       11.700%
(1) Maximum Mortgage Rate                                           14.252%         11.500%       19.000%
(1) Minimum Mortgage Rate                                            7.907%          3.000%       12.000%
(1) Term to Next Rate Adjustment Rate (months)                           27               5            45
(1) Remaining Term to Maturity (months)                                 359             341           360
(1) (2) Credit Score                                                    611             475           811
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.70% of the Group II Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                    100.00%
                                              Fixed                                           0.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         84.72%
                                              Planned Unit Developments                       4.84%
                                   (detached)
                                              Two- to four- family units                      4.21%
                                              Condo Low-Rise (less than 5                     3.05%
                                    stories)
                                              Planned Unit Developments                       2.07%
                                   (attached)
                                              Townhouse                                       0.76%
                                              Manufactured Home                               0.32%

         Occupancy Status                     Primary Residence                              90.95%
                                              Non Owner-occupied                              8.66%
                                              Second/Vacation                                 0.40%

         Geographic Distribution              California                                     18.32%
                                              Michigan                                       11.94%
                                              Florida                                         6.69%
                                              Minnesota                                       5.00%
                                              Texas                                           4.96%
         Number of States (including DC)      48
         Largest Zip Code Concentration       94531                                           0.39%
         Loans with Mortgage Insurance                                                       64.37%
         Loans with Prepayment Penalties                                                     85.70%
----------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 499 or less                                    14              $     1,136,594                     0.47%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 500 - 519                                      30                    3,100,153                    1.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 520 - 539                                      94                   10,868,649                    4.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 540 - 559                                     183                   20,128,572                    8.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 560 - 579                                     217                   25,793,508                   10.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 580 - 599                                     270                   36,149,220                   14.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                     313                   41,667,330                   17.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                     296                   42,194,308                   17.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                     168                   24,209,508                    9.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                     124                   18,724,976                    7.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                      59                    9,264,072                    3.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                      29                    3,827,540                    1.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                      11                    2,352,455                    0.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                      11                    1,573,129                    0.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 or greater                                  8                    1,103,432                    0.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                 1,827              $   242,093,446                    99.70%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Not Available(1)                               12                      736,459                    0.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
           PRINCIPAL BALANCES                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            $0 - $100,000                      779              $    53,344,614                    21.97%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                           762                  105,914,740                   43.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                           204                   48,486,754                   19.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                            80                   28,388,067                   11.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                            10                    4,463,738                    1.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                             4                    2,231,991                    0.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================



NET MORTGAGE RATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
           NET MORTGAGE RATES                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                               4               $      661,554                     0.27%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                              29                    6,187,509                    2.55
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                              91                   16,860,721                    6.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                             166                   27,505,812                   11.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                             251                   37,283,420                   15.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                             297                   36,846,372                   15.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                             255                   33,898,146                   13.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                             200                   24,932,529                   10.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                             131                   15,451,203                    6.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                             122                   15,075,558                    6.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                             125                   13,428,216                    5.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                              70                    7,031,262                    2.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                              53                    4,413,814                    1.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              20                    1,681,506                    0.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                              19                    1,254,990                    0.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                               4                      229,445                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               2                       87,850                    0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================


MORTGAGE RATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
             MORTGAGE RATES                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              20              $     4,703,567                     1.94%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              73                   14,423,464                    5.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                             195                   36,059,704                   14.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                             215                   32,610,469                   13.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                             375                   50,778,925                   20.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                             312                   37,808,361                   15.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                             342                   38,552,194                   15.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                             160                   15,655,894                    6.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              85                    7,603,694                    3.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                              25                    2,024,799                    0.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                              26                    2,074,663                    0.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               9                      446,320                    0.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                               1                       65,650                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                               1                       22,200                    0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
          LOAN-TO-VALUE RATIOS                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   0.01% - 50.00%                               48              $     3,506,735                     1.44%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                16                    1,813,880                    0.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                35                    3,844,306                    1.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                45                    5,041,939                    2.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                               101                   12,702,284                    5.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                               112                   13,785,598                    5.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                               616                   87,912,100                   36.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                               335                   42,428,845                   17.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                               429                   57,751,440                   23.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                               102                   14,042,779                    5.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                OF MORTGAGE THE STATISTICAL OUTSTANDING AS OF THE
           STATE OR TERRITORY                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                    212              $    44,487,035                    18.32%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                      266                   28,991,174                   11.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                       140                   16,256,396                    6.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Minnesota                                      82                   12,137,410                    5.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                          95                   12,042,730                    4.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Illinois                                       76                   10,356,534                    4.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Wisconsin                                      82                    8,747,869                    3.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Ohio                                           77                    7,554,775                    3.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Georgia                                        58                    7,455,862                    3.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                     751                   94,800,119                   39.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
concentrations individually.


MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
              LOAN PURPOSE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                      698              $    91,533,027                    37.69%
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                            96                   13,385,585                    5.51
----------------------------------------------------------------------------------------------------------
 Equity Refinance                            1,045                  137,911,293                   56.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================



MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
           DOCUMENTATION TYPE                NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                          1,521             $    199,614,962                    82.20%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Reduced Documentation                         318                   43,214,944                   17.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================



OCCUPANCY TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                           1,616             $    220,845,543                    90.95%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non Owner-occupied                            213                   21,023,763                    8.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation                                10                      960,599                    0.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================


MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                      1,572             $    205,736,398                    84.72%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)           73                   11,754,253                    4.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two- to four- family units                     83                   10,218,663                    4.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)           55                    7,406,603                    3.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)           28                    5,032,212                    2.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                      15                    1,842,536                    0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Manufactured Home                              12                      772,554                    0.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                 1                       66,687                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================



CREDIT GRADES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                            725              $    98,576,233                    40.59%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AX                                            479                   70,925,576                   29.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 AM                                            313                   39,546,142                   16.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 B                                             197                   22,239,653                    9.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 C                                              88                    8,707,423                    3.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 CM                                             37                    2,834,877                    1.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================


PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                          253              $    34,729,792                    14.30%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                      71                   11,364,442                    4.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                     804                  112,822,388                   46.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                     524                   64,051,653                   26.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months                                       2                      214,678                    0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                     175                   18,233,071                    7.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                      10                    1,413,882                    0.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================

(1) Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.




NOTE MARGINS OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
              NOTE MARGINS                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                               1               $       96,855                     0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                               3                      640,581                    0.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                              15                    4,214,266                    1.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                              43                    8,774,059                    3.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                              66                   11,646,577                    4.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                              65                    9,617,772                    3.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                             338                   57,620,269                   23.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                             198                   23,974,688                    9.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                             319                   40,680,926                   16.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                             320                   39,091,243                   16.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                             231                   24,464,140                   10.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                             120                   11,885,368                    4.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                              56                    4,784,999                    1.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                              21                    2,020,302                    0.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                              37                    2,837,961                    1.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                               4                      380,648                    0.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                               2                       99,250                    0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================


MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS


----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
         MAXIMUM MORTGAGE RATES               LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                              10              $     2,586,353                     1.07%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                             153                   27,689,093                   11.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                             500                   77,201,876                   31.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                             643                   78,672,620                   32.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                             372                   42,246,050                   17.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                             136                   12,399,556                    5.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                              20                    1,745,946                    0.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                               4                      266,212                    0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 19.000% - 19.999%                               1                       22,200                    0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================




MINIMUM MORTGAGE RATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
         MINIMUM MORTGAGE RATES               LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   3.000% - 3.999%                               1               $       96,855                     0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   4.000% - 4.999%                               2                      564,390                    0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   5.000% - 5.999%                              29                    6,282,636                    2.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   6.000% - 6.999%                             251                   46,791,411                   19.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                             539                   75,194,113                   30.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   8.000% - 8.999%                             677                   82,071,325                   33.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   9.000% - 9.999%                             257                   25,070,853                   10.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                              68                    5,823,204                    2.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                              14                      912,918                    0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                               1                       22,200                    0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
           NEXT INTEREST RATE                NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
            ADJUSTMENT DATE                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2003                                     1               $      254,871                     0.11%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2003                                  1                       76,484                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2004                                      3                      353,916                    0.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2004                                       1                       46,085                    0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 July 2004                                       1                      108,776                    0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2004                                     1                      144,611                    0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2004                                  2                      274,928                    0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2004                                    2                      162,629                    0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2004                                   8                    1,201,945                    0.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2004                                  16                    2,689,726                    1.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2005                                   72                   10,421,901                    4.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2005                                 398                   58,929,323                   24.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2005                                    714                   93,178,175                   38.37
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2005                                    133                   14,594,309                    6.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 June 2005                                       2                      189,813                    0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 August 2005                                     1                       52,654                    0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 September 2005                                  1                       87,791                    0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 October 2005                                    5                      485,009                    0.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 November 2005                                   2                      428,391                    0.18
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2005                                   6                    1,183,612                    0.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 January 2006                                   10                    1,024,134                    0.42
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 February 2006                                  72                    8,645,178                    3.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 March 2006                                    298                   36,809,451                   15.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 April 2006                                     88                   11,459,751                    4.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 December 2006                                   1                       26,443                    0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                       1,839              $   242,829,905                   100.00%
==========================================================================================================



                NET WAC RATE RELATED TO THE OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------
  PERIOD    PAY DATE  NET WAC      NET WAC        PERIOD       PAY DATE    NET     NET WAC
                                                                           WAC
                       RATE(1)     RATE(2)                                 RATE(1)  RATE(2)
---------------------------------------------------------------------------------------------
     1       5/25/03     7.11        7.11           35          3/25/06     7.31     10.86
     2       6/25/03     5.96        7.25           36          4/25/06     6.83     10.48
     3       7/25/03     6.16        7.25           37          5/25/06     7.06     10.83
     4       8/25/03     5.96        7.25           38          6/25/06     6.83     10.48
     5       9/25/03     5.96        7.25           39          7/25/06     7.06     10.83
     6      10/25/03     6.16        7.25           40          8/25/06     6.83     10.48
     7      11/25/03     5.96        7.25           41          9/25/06     6.83     11.35
     8      12/25/03     6.16        7.25           42         10/25/06     7.06     11.98
     9       1/25/04     5.96        7.25           43         11/25/06     6.83     11.59
    10       2/25/04     5.96        7.25           44         12/25/06     7.06     11.98
    11       3/25/04     6.38        7.25           45          1/25/07     6.83     11.60
    12       4/25/04     5.97        7.25           46          2/25/07     6.83     11.60
    13       5/25/04     6.16        7.25           47          3/25/07     7.57     12.93
    14       6/25/04     5.97        7.25           48          4/25/07     6.83     11.93
    15       7/25/04     6.16        7.25           49          5/25/07     7.06     12.33
    16       8/25/04     5.97        7.25           50          6/25/07     6.83     11.93
    17       9/25/04     5.97        7.25           51          7/25/07     7.06     12.33
    18      10/25/04     6.16        7.25           52          8/25/07     6.83     11.93
    19      11/25/04     5.97        7.25           53          9/25/07     6.83     11.93
    20      12/25/04     6.16        7.25           54         10/25/07     7.06     12.58
    21       1/25/05     5.97        7.25           55         11/25/07     6.83     12.17
    22       2/25/05     5.97        7.25           56         12/25/07     7.06     12.58
    23       3/25/05     7.31        8.94           57          1/25/08     6.83     12.17
    24       4/25/05     6.60        8.07           58          2/25/08     6.83     12.17
    25       5/25/05     6.82        8.34           59          3/25/08     7.31     13.01
    26       6/25/05     6.60        8.07           60          4/25/08     6.83     12.18
    27       7/25/05     6.83        8.35           61          5/25/08     7.06     12.59
    28       8/25/05     6.61        8.08           62          6/25/08     6.83     12.18
    29       9/25/05     6.61        8.95           63          7/25/08     7.06     12.59
    30      10/25/05     6.83        9.24           64          8/25/08     6.83     12.18
    31      11/25/05     6.61        8.95           65          9/25/08     6.83     12.18
    32      12/25/05     6.83        9.24           66         10/25/08     7.06     12.59
    33       1/25/06     6.61        8.95           67         11/25/08     6.83     12.18
    34       2/25/06     6.61        8.95
---------------------------------------------------------------------------------------------
(1) Assumes the 6-month LIBOR  remains  constant at 1.23% and run at the pricing speed to call.  (2)  Assumes  the  1-month  and  6-month  LIBOR  instantaneously increase to a level beyond the highest maximum
    obtainable  rate on the Mortgage Loans and run at the pricing speed to call.
    Assumes  payments  are  received  from  the  applicable  Yield   Maintenance
    Agreement.


                             BOND SUMMARY (TO CALL)

CLASS A-II
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   19.99       4.50       3.07       2.30       1.81        1.46
  Modified Duration (at par)             16.60       4.22       2.93       2.22       1.76        1.43
  First Principal Payment Date          5/25/03    5/25/03    5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date           1/25/32    11/25/14   12/25/10   11/25/08    8/25/07    8/25/06
  Principal Payment Window (Months)       345        139         92         67         52          40

CLASS M-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.56       7.69       5.15       4.07       3.68        3.32
  Modified Duration (at par)             20.32       6.99       4.82       3.86       3.51        3.18
  First Principal Payment Date          1/25/26    2/25/07    5/25/06    6/25/06     8/25/06    8/25/06
  Last Principal Payment Date           1/25/32    11/25/14   12/25/10   11/25/08    8/25/07    8/25/06
  Principal Payment Window (Months)       73          94         56         30         13          1

CLASS M-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.52       7.55       5.05       3.94       3.45        3.26
  Modified Duration (at par)             17.93       6.57       4.59       3.65       3.22        3.06
  First Principal Payment Date          1/25/26    2/25/07    5/25/06    5/25/06     5/25/06    5/25/06
  Last Principal Payment Date           1/25/32    11/25/14   12/25/10   11/25/08    8/25/07    8/25/06
  Principal Payment Window (Months)       73          94         56         31         16          4

CLASS M-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.30       5.71       3.88       3.22       3.07        3.07
  Modified Duration (at par)             14.61       4.89       3.46       2.93       2.80        2.80
  First Principal Payment Date          1/25/26    2/25/07    5/25/06    5/25/06     5/25/06    5/25/06
  Last Principal Payment Date          11/25/30    7/25/11    10/25/08   4/25/07     5/25/06    5/25/06
  Principal Payment Window (Months)       59          54         30         12          1          1


                                           BOND SUMMARY (TO MATURITY)

CLASS A-II
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   20.04       4.86       3.32       2.48       1.94        1.55
  Modified Duration (at par)             16.63       4.50       3.14       2.38       1.88        1.51
  First Principal Payment Date          5/25/03    5/25/03    5/25/03    5/25/03     5/25/03    5/25/03
  Last Principal Payment Date           2/25/33    1/25/27    1/25/20    7/25/15     9/25/12    8/25/10
  Principal Payment Window (Months)       358        285        201        147         113         88

CLASS M-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.66       8.24       5.54       4.35       3.88        3.94
  Modified Duration (at par)             20.38       7.42       5.14       4.11       3.69        3.75
  First Principal Payment Date          1/25/26    2/25/07    5/25/06    6/25/06     8/25/06    10/25/06
  Last Principal Payment Date          11/25/32    8/25/20    12/25/14   10/25/11   10/25/09    5/25/08
  Principal Payment Window (Months)       83         163        104         65         39          20

CLASS M-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.55       7.70       5.16       4.02       3.50        3.34
  Modified Duration (at par)             17.94       6.68       4.67       3.72       3.27        3.13
  First Principal Payment Date          1/25/26    2/25/07    5/25/06    5/25/06     5/25/06    5/25/06
  Last Principal Payment Date           7/25/32    7/25/17    10/25/12   3/25/10     8/25/08    6/25/07
  Principal Payment Window (Months)       79         126         78         47         28          14

CLASS M-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.30       5.71       3.88       3.22       3.07        3.07
  Modified Duration (at par)             14.61       4.89       3.46       2.93       2.80        2.80
  First Principal Payment Date          1/25/26    2/25/07    5/25/06    5/25/06     5/25/06    5/25/06
  Last Principal Payment Date          11/25/30    7/25/11    10/25/08   4/25/07     5/25/06    5/25/06
  Principal Payment Window (Months)       59          54         30         12          1          1


